SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Apollo Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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9 West 57th Street, 14th Floor

New York, New York 10019

July 3, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) to be held on August 7, 2007 at 9:30 a.m., Eastern Time, at Le Parker Meridien Hotel located at 119 West 56th Street, New York, New York 10019.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two Class III directors of the Company, and to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

John J. Hannan
Chief Executive Officer

APOLLO INVESTMENT CORPORATION

9 West 57th Street, 14th Floor

New York, New York 10019

(212) 515-3450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2007

To the Stockholders of Apollo Investment Corporation:

The 2007 Annual Meeting of Stockholders of Apollo Investment Corporation (the “Company”) will be held at Le Parker Meridien Hotel located at 119 West 56th Street, New York, New York 10019 on Tuesday, August 7, 2007 at 9:30 a.m., Eastern Time, for the following purposes:

1.	To elect two Class III directors of the Company, who will each serve for a term of three years, or until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2008; and

3.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on June 20, 2007. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Gordon E. Swartz,
Corporate Secretary

New York, New York

July 3, 2007

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the meeting you still may attend the meeting and vote your shares in person if you wish to change your vote.

APOLLO INVESTMENT CORPORATION

9 West 57th Street, 14th Floor

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2007 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apollo Investment Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2007 Annual Meeting of Stockholders (the “Meeting”) to be held on Thursday, August 7, 2007 at 9:30 a.m., Eastern Time, at Le Parker Meridien Hotel located at 119 West 56th Street, New York, New York 10019 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended March 31, 2007, are first being sent to stockholders on or about July 9, 2007.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors and for the ratification of the selection of PricewaterhouseCoopers LLP and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the meeting or any adjournment thereof.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares or wishes to change a previous vote.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class III directors of the Company, who will each serve for a term of three years or until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2008; and

3.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on June 20, 2007 (the “Record Date”). There were 103,507,766 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals), will be treated as shares present for quorum purposes.

Vote Required

Election of Directors.    The election of a director requires the vote of a majority of the shares of stock outstanding. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, votes to withhold authority and broker non-votes will have the effect of a vote against a nominee.

Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation.    If there are not enough votes for a quorum or to approve the proposals at the Meeting, the stockholders who are represented in person or by proxy may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominee holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Apollo Investment Management, L.P. (“AIM”), the Company’s investment adviser. AIM is located at 9 West 57th Street, New York, New York 10019. No additional compensation will be paid to directors, officers or regular employees for such services.

The Company has retained Computershare Fund Services to assist in the solicitation of proxies for a fee of approximately $4,300, plus out-of-pocket expenses.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of the Record Date, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, and for all officers and directors, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
AIC Co-Investors LLC (2)	Beneficial	762,095	*	%
All officers and directors as a group (15 persons) (3)	Beneficial	23,656	*	%

*	Represents less than 1%.
(1)	All of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)	AIC Co-Investors LLC is a special purpose entity related to AIM and has the same address as AIM.
(3)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.

The following table sets forth, as of June 15, 2007, the number of shares of the Company’s common stock beneficially owned by each of our current directors and executive officers.

Directors(1) and Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Independent Directors
Claudine B. Malone	3,500	*
Carl Spielvogel	5,000	*
Elliot Stein, Jr.	4,065	*
Gerald Tsai, Jr.	1,000	*
Bradley J. Wechsler	10,000	*
Interested Directors
John J. Hannan(3)	None	—
Executive Officers
Patrick J. Dalton	None	—
Richard L. Peteka	None	—
Gordon E. Swartz	None	—
John J. Suydam	None	—
Edward S. Tam	None	—
James C. Zelter	None	—

*	Represents less than 1% of the outstanding shares.
(1)	Claudine B. Malone became a director on April 17, 2007.
(2)	Based on 103,507,766 shares of common stock outstanding as of June 15, 2007.
(3)	Mr. Hannan disclaims beneficial ownership of shares held by AIC Co-Investors LLC.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by the director nominees and each of our other directors as of June 15, 2007. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies”, as that term is defined in the 1940 Act).

Directors(1) and Executive Officers	Dollar Range of Equity Securities in the Company(2)

Independent Directors
Claudine B. Malone	$ 50,001 – $100,000
Carl Spielvogel	$100,001 – $500,000
Elliot Stein, Jr.	$ 50,001 – $100,000
Gerald Tsai, Jr.	$ 10,001 – $ 50,000
Bradley J. Wechsler	$100,001 – $500,000

Interested Directors
John J. Hannan	Over $1,000,000(3)

(1)	Claudine B. Malone became a director on April 17, 2007.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(3)	Reflects holdings of AIC Co-Investors LLC. Mr. Hannan disclaims beneficial ownership of shares held by AIC Co-Investors LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the Board of Directors may modify the number of members of the Board provided that the number thereof shall never be less than four nor more than eight. In accordance with the bylaws, the Company currently has six members of the Board of Directors. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class III nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. Both of the nominees for Class III directors currently serve as directors of the Company.

Mr. Elliot Stein, Jr. and Mr. Bradley J. Wechsler each has been nominated for election for a three year term expiring in 2010. Neither Mr. Stein nor Mr. Wechsler is being proposed for election pursuant to any agreement or understanding between either Mr. Stein or Mr. Wechsler and the Company.

Nominees for Class III Directors—Term Expiring 2010

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)

Independent Directors
Elliot Stein, Jr., 58	Director	Class III Director since March 2004; Term expires 2010	Chairman of Caribbean International News Corporation (newspaper) since 1985. He is also a managing director of Commonwealth Capital Partners (investment fund) as well as various private companies including VTG Holdings Inc. (manufacturer) and Cloud Solutions LLC (manufacturer).	Trustee of Claremont Graduate University and the New School University, member of the Board of Councilors of the Annenberg School of Communications at the University of Southern California and a member of the Council on Foreign Relations.

Bradley J. Wechsler, 55	Director	Class III Director since April 2004; Term expires 2010	Co-Chairman and Co-Chief Executive Officer of IMAX Corporation (large-format film company) since May 1996.	Vice-Chairman of the board, a member of Executive Committee, and Chairman of Finance Committee of the NYU Hospital and Medical Center, Director of The American Museum of the Moving Image, Director of the Ethical Culture Fieldston Schools (private school) and Director of Math for America (non-profit organization).

CONTINUING DIRECTORS (not up for election at the Meeting)

Class I Directors—Term Expiring 2008

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors
Claudine B. Malone, 69	Director	Class I Director since April 2007; Term expires 2008	President and Chief Executive Officer of Financial & Management Consulting Inc. of McLean, Virginia. Chairman of the Board of the Federal Reserve Bank of Richmond from 1996 to 1999. She served as a visiting professor at the Colgate-Darden Business School of the University of Virginia from 1984 to 1987, an adjunct professor of the School of Business Administration at Georgetown University from 1982 to 1984 and an assistant and associate professor at the Harvard Graduate School of Business Administration from 1972 to 1981.	Director of Hasbro Inc. (toys and games company); Novell, Inc. (software company) and Aviva Life Insurance Company (USA) (insurance company).

Carl Spielvogel, 77	Director	Class I Director since March 2004; Term expires 2008	Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., (international management and counseling company), from 1997 to 2000 and from 2001 to present. In 2000-2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia.	Director of Interactive Data Corporation, Inc. (financial services company), Trustee to the Metropolitan Museum of Art, Trustee and Chairman of the Business Council for the Asia Society, Trustee of Lincoln Center for the Performing Arts, member of the Council on Foreign Relations, member of the board of trustees of the Institute for the Study of Europe, at Columbia University, and a member of the Executive Committee of the Council of American Ambassadors.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class II Directors—Term Expiring 2009

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Director
John J. Hannan, 54 (3)	Chairman of the Board and Chief Executive Officer and Director	Class II Director since March 2004; Term expires 2009	Co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L.P. in 1993.	Director of Vail Resorts, Inc. (resort owner and operator) and Goodman Global, Inc. (manufacturer).
Independent Director
Gerald Tsai, Jr., 78	Director	Class II Director since March 2004; Term expires 2009	Private Investor.	Director of Zenith National Insurance Corp (insurance company), Triarc Companies, Inc. (restaurant franchiser) and United Rentals, Inc. (equipment rentals), Director Emeritus of Saks Incorporated (clothing company).

(1)	The business address of the director nominees and other directors and executive officers is c/o Apollo Investment Corporation, 9 West 57th Street, 14th Floor, New York, New York 10019.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Mr. Hannan is an interested director due to his position as an officer of the Company and of AIM.

Corporate Governance

Director Independence

NASDAQ rules require listed companies to have a Board of Directors with at least a majority of independent directors. Under NASDAQ rules, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ rules and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Hannan, is independent under the listing standards of the NASDAQ Global Select Market. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended March 31, 2007, the Board of Directors of the Company held twelve board meetings, six audit committee meetings and six Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective Committees on which they served. The Company requires each director to make a diligent effort to attend all Board and Committee meetings, and encourages directors to attend the annual meeting of stockholders. At the 2006 Annual Meeting, four of the six directors attended in person.

The Audit Committee.    The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is presently composed of four persons: Ms. Malone and Messrs. Spielvogel, Stein and Tsai, all of whom are independent directors and are otherwise considered independent under the National Association of Securities Dealers’ listing standards (the “NASD Listing Standards”). The Company’s Board of Directors has determined that Ms. Malone and Mr. Tsai each are “audit committee financial experts” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of four persons: Ms. Malone and Messrs. Spielvogel, Stein and Tsai. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter that is available on the Company’s website (http://www.apolloic.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Gordon E. Swartz, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 14th Floor, New York, New York 10019. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of the Company’s common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Listing Standards and the 1940 Act, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for a key member of the Company’s management to participate as a member of the Board of Directors.

Compensation Committee.    The Company does not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact Apollo Investment Corporation’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Apollo Investment Corporation, c/o Gordon E. Swartz, Corporate Secretary, 9 West 57th Street, 14th Floor, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(2)
James C. Zelter, 45	President and Chief Operating Officer	Mr. Zelter joined Apollo Management, L.P. in 2006. Previously he had been with Citigroup and its predecessor companies since 1994, and was responsible for the global expansion and strong financial performance of the Special Situations Investment Group, a proprietary investment group that he founded within Citigroup’s Fixed Income Division. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investment, and prior to that he was responsible for the firm’s global high yield and leveraged finance business.

Patrick J. Dalton, 38	Executive Vice President	Mr. Dalton joined (“AIM”) in June 2004 as a partner and as a member of AIM’s investment committee. Mr. Dalton is also the Chief Investment Officer of AIM and a member of the Investment Committee of Apollo Investment Europe. Before joining Apollo, Mr. Dalton was a Vice President with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing since 2000. From 1990 to 2000, Mr. Dalton was a Vice President with the Chase Manhattan Bank where he worked most recently in the Acquisition Finance Department.

Edward S. Tam, 38	Executive Vice President	Mr. Tam joined AIM in 2004 as a partner and as a member of AIM’s investment committee. Before joining AIM, from 1999 to 2004, Mr. Tam was with DLJ Investment Partners, a mezzanine fund, and was promoted to Director in 2002. Mr. Tam was also in the corporate finance group at Donaldson Lufkin & Jenrette from 1991 to 1999.

John J. Suydam, 47	Vice President and Chief Legal Officer	Mr. Suydam joined Apollo Management, L.P. in 2006. From 2002 to 2006, Mr. Suydam was a partner at O’Melveny & Myers, where he served as head of Mergers & Acquisitions and co-head of the Corporate Department. Prior to that, Mr. Suydam served as Chairman of the law firm O’Sullivan, LLP, which specialized in representing private equity investors. Mr. Suydam serves on the Board of the Big Apple Circus.

Richard L. Peteka, 45	Chief Financial Officer and Treasurer	Mr. Peteka joined the Company in June 2004 as its Chief Financial Officer and Treasurer. Prior to joining the Company, he was Chief Financial Officer and Treasurer of various closed-end and open-end registered investment companies advised by Citigroup Asset Management.

Gordon E. Swartz, 60	Chief Compliance Officer and Secretary	Mr. Swartz became the Chief Compliance Officer of the Company in October 2004 and Secretary of the Company in February 2006. Prior to joining the Company, Mr. Swartz was an Associate General Counsel of Citigroup Asset Management.

(1)	The business address of each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, 14th Floor, New York, New York 10019.
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies.

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every employee of the Company. The Company’s code of conduct can be accessed via the Internet site of the Commission at http://www.sec.gov and the Company website at http://www.apolloic.com. Our code of conduct is filed as Exhibit 14.1 to our Annual Report on Form 10-K, filed with the Commission on June 12, 2006. The Company intends to disclose any amendments to or waivers of required provisions of the code of conduct on Form 8-K.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the directors for the fiscal year ended March 31, 2007. No compensation is paid to the interested directors.

Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expenses(1)	Total paid to director/ officer

Independent directors (2)
Martin E. Franklin	81,375	None	81,375
Carl Spielvogel	117,125	None	117,125
Elliot Stein, Jr.	118,750	None	118,750
Gerald Tsai, Jr.	114,750	None	114,750
Bradley J. Wechsler	97,250	None	97,250
Interested directors
John J. Hannan	None	None	None
Executive Officers
Patrick J. Dalton	None	None	None
Richard L. Peteka (3)	None	None	None
Gordon E. Swartz (3)	None	None	None
John J. Suydam	None	None	None
Edward S. Tam	None	None	None
James C. Zelter	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Effective as of April 17, 2007, Claudine B. Malone became a director. Her term will expire in 2008. Martin E. Franklin resigned from the Board on December 29, 2006.
(3)	Richard L. Peteka and Gordon E. Swartz are employees of Apollo Investment Administration, LLC (“Apollo Administration”).

Compensation of Directors

The independent directors’ annual fee was increased from $75,000 to $100,000, effective as of January 1, 2007. The adjustment to the annual fee paid to the independent directors was recommended by the Nominating and Corporate Governance Committee and approved by the Board following a consideration of relevant factors, including a comparative analysis of the compensation paid to independent directors of other business development companies. The independent directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Audit Committee Report1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2007.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of PricewaterhouseCoopers’ examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers matters relating to PricewaterhouseCoopers’ judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 for filing with the SEC. In addition, the Audit Committee has engaged PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008, and has directed that the selection of PricewaterhouseCoopers should be submitted to the Company’s stockholders for ratification.

May 25, 2007

The Audit Committee

Claudine B. Malone, Chair

Carl Spielvogel

Elliot Stein, Jr.

Gerald Tsai, Jr.

(1)	The material in this report is not “soliciting material”, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into an investment advisory and management agreement with AIM. Certain of our senior officers and our chairman of the Board of Directors have ownership and financial interests in AIM. Certain of our senior officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

We have entered into a royalty-free license agreement with AIM, pursuant to which AIM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from Apollo Administration, an affiliate of AIM and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under our administration agreement with Apollo Administration, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

Apollo Investment Fund IV, L.P. (together with Apollo Overseas Partners IV, L.P., an affiliated investment fund), a private fund managed by an investment manager affiliated with AIM, owns approximately 14% of the outstanding common stock (on a fully diluted basis) of United Rentals, Inc. Gerald Tsai Jr., one of our independent directors, is a member of the Board of Directors of United Rentals, Inc.

We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

With respect to director independence, please refer to the Corporate Governance section herein.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended March 31, 2007, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on May 25, 2007, the Company’s Audit Committee approved and the Company’s Board, including a majority of the Independent Directors, approved and ratified the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008. The Company expects that a representative of PricewaterhouseCoopers will be present at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended March 31, 2007, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears above.

Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings. Fees incurred during the fiscal years ended March 31, 2007 and March 31, 2006 by the Company were $350,000 and $350,000, respectively.

Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees incurred by the Company during the fiscal years ended March 31, 2007 and March 31, 2006 were $28,100 and $59,100, respectively.

Tax Fees:    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. Tax fees incurred by the Company during the fiscal years ended March 31, 2007 and March 31, 2006 were $23,300 and $0, respectively, which represented work related to our regulated investment company qualification, excise tax distribution requirements and form extensions.

All Other Fees:    Other fees would include fees for products and services other than the services reported above of which there were none in the fiscal years ended March 31, 2007 and March 31, 2006.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2008 Annual Meeting of Stockholders will be held in August 2008, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than March 11, 2008, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at the 2008 annual meeting should be addressed to Gordon E. Swartz, Corporate Secretary, Apollo Investment Corporation, 9 West 57th Street, 14th Floor, New York, New York 10019 and should be received by the Company between February 11, 2008, and 5:00 pm Eastern Time on March 11, 2008. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Investment Corporation

Chief Compliance Officer

9 West 57th Street, 14th Floor

New York, New York 10019

The Audit Committee Chair may be contacted at:

Claudine B. Malone

Apollo Investment Corporation

Audit Committee Chair

9 West 57th Street, 14th Floor

New York, New York 10019

You are cordially invited to attend the annual meeting of stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote by telephone or through the Internet.

By Order of the Board of Directors

Gordon E. Swartz
Corporate Secretary

New York, New York

July 3, 2007

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

TWO CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet or by telephone, and it’s easy and confidential.

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:
- Read the proxy statement and have your proxy card available.
- Go to https://vote.proxy-direct.com and follow the on screen directions.
Vote by Telephone:
- Read the proxy statement and have your proxy card available.
- When you are ready to vote, call toll free 1-866-241-6192.
- Follow the recorded instructions provided to cast your vote.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

APOLLO INVESTMENT CORPORATION ANNUAL MEETING OF STOCKHOLDERS to be held August 7, 2007	PROXY

The undersigned hereby appoints JOHN J. SUYDAM and GORDON E. SWARTZ, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of Apollo Investment Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Le Parker Meridien Hotel located at 119 West 56 th Street, New York, New York 10019 on August 7, 2007 at 9:30 a.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED.

If any other business is presented at the meeting, this proxy will be voted by the proxies in their discretion, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting. THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature

Signature (Joint Owners)

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:      ■

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect the following two persons (except as marked to the contrary) as Class III directors of Apollo Investment Corporation, who will each serve for a term of three years or until his successor is duly elected and qualified.	☐	☐	☐

01. Elliot Stein, Jr. 02. Bradley J. Wechsler

To withhold authority to vote for either nominee mark “For All Except” and write the nominee number on the line provided:

		FOR	AGAINST	ABSTAIN

2.	To ratify the selection of PricewaterhouseCoopers LLP as Apollo Investment Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2008.	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting.